UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 2, 2014
Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

200 East Randolph Drive, Chicago, IL		60601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 782-5800

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

Modification of Share Repurchase Plan

On December 2, 2014, the board of directors of Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) voted unanimously to increase the repurchase limitation under the Company’s share repurchase plan for the quarter ended December 31, 2014 from 5% of the combined NAV of all classes of shares to 6% of the combined NAV of all classes of shares as of September 30, 2014. Unless the Company’s board takes further action to amend the share repurchase plan, this increase applies only to the quarter ended December 31, 2014.

Nominating Committee

The Company’s board of directors has established a nominating committee of the board of directors (the “Nominating Committee”), which is comprised of Virginia G. Breen, Jonathan B. Bulkeley and Lynn C. Thurber. Each of Ms. Breen and Mr. Bulkeley serve as independent directors of the Company. Ms. Breen serves as the chairperson of the Nominating Committee. The Nominating Committee assists the board with:

•	assessing the overall make-up and skills of the members of the board;

•	identifying qualified candidates for director, and recommending to the board those director nominees for each annual meeting of stockholders;

•	identifying and recommending to the board qualified candidates to fill vacancies on the board that may occur between annual meetings of stockholders;

•	reviewing compensation paid to independent directors; and

•	recommending to the board director nominees for each committee of the board.
Adoption of Amended and Restated Independent Directors Compensation Plan
On December 2, 2014, the Company’s board of directors adopted the Amended and Restated Jones Lang LaSalle Income Property Trust, Inc. Independent Directors Compensation Plan (the “Amended and Restated Independent Directors Compensation Plan”). The Amended and Restated Independent Directors Compensation Plan was adopted to reflect the creation of a Nominating Committee and to reflect that the Chairperson of the Nominating Committee will receive an annual retainer of $5,000.
The information set forth above is qualified in its entirety by reference to the Amended and Restated Independent Directors Compensation Plan, a copy of which is attached as Exhibit 10.1.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Jones Lang LaSalle Income Property Trust, Inc. Amended and Restated Independent Directors Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:	/s/ GREGORY A. FALK
Name: Gregory A. Falk
Title: Chief Financial Officer and Treasurer

Date: December 5, 2014